Exhibit 99.1

Contacts:
RYAM Media	Ryan Houck	904-357-9134
RYAM Investors	Mickey Walsh	904-357-9162
GFP Media & Investors	Jonathan Lowenstein	416-642-6430

Rayonier Advanced Materials Announces Strategic Sale of its Lumber and Newsprint Businesses to GreenFirst Forest Products for approximately $214 million

JACKSONVILLE, Fla. and VANCOUVER, British Columbia, April 12, 2021 – Rayonier Advanced Materials Inc. (NYSE: RYAM) (“RYAM”), a global leader in high purity cellulose pulp, and GreenFirst Forest Products Inc. (TSXV: GFP) (“GreenFirst”), a Canadian lumber company, announced today that the parties have entered into a binding asset purchase agreement (the “Agreement”) pursuant to which RYAM has agreed to sell all of its lumber and newsprint facilities and related assets located in Ontario and Québec, (the “Purchased Assets”) to GreenFirst for an expected purchase price of approximately US$214 million including inventory on hand at the time of closing (the “Purchase Price”) which is payable approximately 85% in cash, 15% in common shares of the capital of GreenFirst. In addition, a chip offset credit note will be issued to RYAM by GreenFirst, in the amount of CDN$7.9 million, which may be set off against amounts owing to GreenFirst for chip purchases, equally over the next 5 years. Notably, RYAM will retain all of the cash generated by the Purchased Assets plus all softwood lumber duties, including earned interest on the duties, paid to the U.S. Department of Commerce through the closing date. RYAM estimates the duties to be approximately $110 million at the time of closing.

The Purchased Assets:

•include six lumber mills which are located in Chapleau, Cochrane, Hearst and Kapuskasing in Ontario and in Béarn and La Sarre in Québec as well as one newsprint mill located in Kapuskasing, Ontario.
•produced 604 million board feet in 2020 with a combined nameplate capacity of 755 million board feet and are capable of producing a wide range of forest products used in residential and commercial construction, including dimensional lumber, wood chips and by-products.
•include the lumber and newsprint mills as well as certain real property, machinery, inventory, permits, licenses and other related assets.
•exclude accounts receivable and accounts payable.

RYAM and GreenFirst have also agreed to a 20-year residual fiber supply agreement to meet the continued fiber sourcing needs of RYAM’s High Purity Cellulose, High Yield and Paperboard operations in Temiscaming, Québec. The closing of the Agreement, which is expected to occur in the second half of 2021, but not prior to July 31, is subject to customary closing conditions, including receipt of regulatory approvals, the transfer of forestry licenses and the approval of the TSX Venture Exchange.

CORPORATE HEADQUARTERS
1301 Riverplace Boulevard Suite 2300 Jacksonville, FL 32207
904.357.4600 fax 904.357.9101 www.RayonierAM.com

Exhibit 99.1

“This is a tremendous opportunity,” said Paul Rivett, Incoming Chairman of GreenFirst Forest Products and Chairman of NordStar Capital. “This represents a large step forward to our previously announced strategy of building GreenFirst as focused on lumber, newsprint and forestry investments. We are excited to be expanding our manufacturing footprint through this investment and to beginning a new chapter with all of Rayonier Advanced Material’s sawmill and forestry employees in Ontario and Québec.”

“The sale of the lumber and newsprint businesses allows us to divest non-core assets at an attractive valuation and positions Rayonier Advanced Materials to further invest in the earnings growth of our core High Purity Cellulose assets and its biofuture while also reducing overall debt. Through our ongoing ownership in GreenFirst, we expect to participate in further upside while maintaining optionality to monetize at an appropriate time,” said Paul G. Boynton, President and Chief Executive Officer of Rayonier Advanced Materials. “I want to personally thank the lumber and newsprint management team and employees for their dedicated work for Rayonier Advanced Materials. We wish them well as they begin a new chapter with GreenFirst.”

For Rayonier Advanced Materials, BofA Securities is serving as financial advisor and McCarthy Tétrault LLP is serving as legal counsel. For GreenFirst, RBC Capital Markets is serving as financial advisor, NordStar Capital is serving as transactional advisor, Norton Rose Fulbright

Canada LLP is serving as legal counsel and KPMG Transaction Services assisted with due diligence.

GreenFirst shareholders are directed to GreenFirst’s standalone press release issued today, which provides additional operational and financial information concerning the transaction.

About Rayonier Advanced Materials
Rayonier Advanced Materials is a global leader of cellulose-based technologies, including high purity cellulose specialties, a natural polymer commonly found in filters, food, pharmaceuticals and other industrial applications. The Company also manufactures products for lumber, paper and packaging markets. With manufacturing operations in the U.S., Canada and France, Rayonier Advanced Materials employs approximately 4,000 people and generates approximately $1.7 billion of revenues. More information is available at www.rayonieram.com.

About GreenFirst Forest Products
GreenFirst is a forest-first business, focused on environmentally sustainable forest management and lumber production. We believe that sustainable forest planting and harvesting, coupled with the long-term green advantage of lumber, provide GreenFirst with significant cyclical and secular advantages in building products. GreenFirst’s long-term pursuit is to be a global leader in environmentally sustainable lumber. For more information, please visit: www.gffp.ca

Forward-Looking Statements
Certain statements in this press release may constitute forward-looking statements that reflect management’s expectations regarding GreenFirst’s and Rayonier Advanced Materials’ future growth, financial performance and business prospects and opportunities, including in respect of the proposed transaction, as of the date of this press release. For example, this release includes, among others, forward-looking statements regarding GreenFirst’s and Rayonier Advanced Materials’ expectations regarding the anticipated benefits of the transaction; the future performance of the underlying businesses; the impact of the transaction on GreenFirst and its business; the anticipated receipt of required regulatory approvals; and the anticipated timing for closing the transaction. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "anticipate", "believe", "plan", "forecast", "expect", "estimate", "predict", "intend", "would", "could", "if", "may" and similar expressions. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking.

All such statements are made pursuant to the “safe harbour” provisions of applicable Canadian securities legislation as well as the “safe harbor” provisions of applicable U.S. securities law, including without limitation the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements reflect current expectations of management regarding future events and operating performance and speak only as of the date of this press release. In addition, forward-looking statements are provided for the purpose of providing information about management's current expectations and plans relating to the future. Readers are cautioned that reliance on such information may not be appropriate for other purposes.

By their nature, forward-looking statements require management to make assumptions and are subject to inherent risks and uncertainties. There is a significant risk that predictions, forecasts, conclusions or projections will not prove to be accurate, that management's assumptions may not be accurate and that actual results, performance or achievements may differ significantly from such predictions, forecasts, conclusions or projections expressed or implied by such forward-looking statements. We caution readers not to place undue reliance on the forward-looking statements in this press release as a number of factors could cause actual future results, conditions, actions or events to differ materially from the targets, outlooks, expectations, goals, estimates or intentions expressed in the forward-looking statements.
CORPORATE HEADQUARTERS
1301 Riverplace Boulevard Suite 2300 Jacksonville, FL 32207
904.357.4600 fax 904.357.9101 www.RayonierAM.com

Exhibit 99.1

These factors include, but are not limited to: general global economic, market and business conditions; governmental and regulatory requirements and actions by governmental authorities; relationships with employees, customers, business partners and competitors; and diversion of management time on the transaction. There are also risks that are inherent in the nature of the transaction, including failure to satisfy the conditions to the completion of the transaction and failure to obtain any required regulatory and other approvals (or to do so in a timely manner). The anticipated timeline for completion of the transaction may change for a number of reasons, including the inability to secure necessary regulatory or other approvals in the time assumed or the need for additional time to satisfy the conditions to the completion of the transaction. As a result of the foregoing, readers should not place undue reliance on the forward-looking information contained in this news release concerning the timing of the transaction.

GreenFirst and Rayonier Advanced Materials caution that the foregoing list is not exhaustive of all possible factors, as other factors could adversely affect our results.

When relying on forward-looking statements to make decisions with respect to GreenFirst, Rayonier Advanced Materials and their securities, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. Neither GreenFirst and Rayonier Advanced Materials do not intend, and disclaim any obligation, to update any forward-looking statements, whether written or oral, or whether as a result of new information or otherwise, except as may be required by law.

Neither TSXV nor its Regulation Services Provider (as that term is defined in policies of the TSXV) accepts responsibility for the adequacy or accuracy of this news release.

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CORPORATE HEADQUARTERS
1301 Riverplace Boulevard Suite 2300 Jacksonville, FL 32207
904.357.4600 fax 904.357.9101 www.RayonierAM.com